                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        PHYSICIAN CORPORATION OF AMERICA
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:
                  COMMON STOCK, $.01 PAR VALUE PER SHARE
        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
                                 37,794,657
        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                   $7.00
        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
                                $264,562,599
        ------------------------------------------------------------------------
    (5) Total fee paid:
                                   $52,913
        ------------------------------------------------------------------------

/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
                                      N/A
        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
                                      N/A
        ------------------------------------------------------------------------
    (3) Filing Party:
                                      N/A
        ------------------------------------------------------------------------
    (4) Date Filed:
                                      N/A
        ------------------------------------------------------------------------

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                       PHYSICIAN CORPORATION OF AMERICA
                            6101 BLUE LAGOON DRIVE
                             MIAMI, FLORIDA 33126






                                                                 August 26, 1997



                                 AN IMPORTANT
                                   REMINDER!
                              ------------------


Dear Fellow Stockholder:

     You have previously received proxy materials in connection with the upcoming Special Meeting of Stockholders of PHYSICIAN CORPORATION OF AMERICA, to be held on September 8, 1997. Your Board of Directors has carefully considered the proposal to approve the Agreement and Plan of Merger and unanimously approved this Agreement and determined that the Merger is fair to, and in the best interests of, the stockholders of PCA.

     Approval of this proposal requires the affirmative vote of a majority of issued and outstanding shares. The PCA Board recommends you vote FOR adoption of the Agreement and approval of the Merger.

     According to our latest records, your voting proxy for this meeting has NOT yet been returned. Regardless of the number of shares you may own, it is important that they be represented.

     Please sign, date and return the enclosed proxy card in the envelope provided.

                                       By Order of the Board of Directors,


                                       Jose M. Menendez
                                       CORPORATE SECRETARY